UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2007

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    651-293-2233

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On August 7, 2007, Ecolab Inc. announced that it entered into a definitive agreement and plan of merger with Microtek Medical Holdings, Inc., pursuant to which Ecolab will acquire all of the outstanding shares of Microtek for $6.30 per share in cash.  The completion of the merger is subject to the approval of Microtek’s shareholders and other customary closing conditions, including regulatory approvals.

A copy of the News Release issued by Ecolab is attached as Exhibit (99), and is incorporated herein by reference.

Additional Information About the Transaction

Microtek Medical Holdings, Inc. will file with the Securities and Exchange Commission and mail to its stockholders a proxy statement that will contain important information about Microtek, the proposed merger and related matters. Stockholders are urged to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information that Microtek stockholders should consider before making a decision about the merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by Ecolab and Microtek with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and the other documents may also be obtained for free by accessing Microtek’s website at www.microtekmed.com by clicking on the “Investors” link and then clicking on the “Financials” heading and the “SEC Filings” heading, by writing to Microtek at 13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004, Attention: Corporate Secretary, or by emailing Microtek via the Company’s website at www.microtekmed.com by clicking on the “Investors” link and then clicking on “Contact Investor Relations.”

Ecolab, Microtek and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Microtek stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Microtek stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Ecolab’s executive officers and directors in its definitive proxy statement filed with the SEC on March 28, 2007. You can find information about Microtek’s executive officers and directors in its definitive proxy statement filed with the SEC on April 19, 2007. You can obtain free copies of these documents from Ecolab and Microtek using the contact information above.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

(99)         Ecolab Inc. News Release dated August 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 7, 2007	By:	/s/Sarah Z. Erickson
By: Sarah Z. Erickson
Its: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing
(99)	Ecolab Inc. News Release dated August 7, 2007	Filed herewith electronically.